Award Timing Disclosure	12 Months Ended
Apr. 30, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

In response to Item 402(x)(1) of Regulation S-K, the Company does not grant new awards of stock options, stock appreciation rights or similar option-like instruments in anticipation of material nonpublic information. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company.

Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	In response to Item 402(x)(1) of Regulation S-K, the Company does not grant new awards of stock options, stock appreciation rights or similar option-like instruments in anticipation of material nonpublic information.
MNPI Disclosure Timed for Compensation Value	false